UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2021

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange
Class B Common Stock	STZ.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01	Regulation FD Disclosure.
On January 5, 2021, Constellation Brands, Inc. (“Constellation”) issued a news release announcing that it has completed the sale to E. & J. Gallo Winery (“Gallo”) of a portion of Constellation’s wine and spirits portfolio principally consisting of brands priced at $11.00 retail and below, including certain related facilities located in California, New York, and Washington State. Constellation also announced the completion of the separate but related sale to Gallo of the Nobilo wine brand and certain related assets and liabilities, as well as the completion of the sale to Vie-Del Company of certain brands used in Constellation’s grape juice concentrate business, together with related inventory, interests in certain contracts, and liabilities. A copy of the release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On January 5, 2021, Constellation issued a news release announcing the full redemption of its 3.75% Senior Notes due 2021. A copy of the release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

References to Constellation’s website and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news releases attached as Exhibit 99.1 and Exhibit 99.2 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.
On January 5, 2021, Constellation and Gallo completed Gallo’s acquisition of a portion of Constellation’s wine and spirits portfolio, described in Constellation’s Current Report on Form 8-K dated May 22, 2020, filed with the United States Securities and Exchange Commission on May 29, 2020, and principally consisting of brands priced at $11.00 retail and below, including certain related facilities located in California, New York, and Washington State (the “Wine and Spirits Transaction”). The aggregate transaction price for the assets sold in the Wine and Spirits Transaction was approximately $810 million, consisting of (i) $560 million in cash paid at closing, which amount is subject to certain post-closing adjustments plus (ii) the opportunity for Constellation to receive up to $250 million in aggregate incremental contingent consideration payments if the acquired brands meet certain brand performance targets over a two-year period following the January 5, 2021, completion of the Wine and Spirits Transaction. Also on January 5, 2021, Constellation announced the completion by Constellation of its previously disclosed separate but related sale to Gallo of the Nobilo wine brand and certain related assets and liabilities, as previously described in Constellation’s Current Report on Form 8-K dated June 22, 2020, filed with the United States Securities and Exchange Commission on June 25, 2020 (the “Nobilo Transaction”). The aggregate transaction price for the assets sold in the Nobilo Transaction was approximately $130 million in cash paid at closing, which amount is subject to certain post-closing adjustments. Additionally on January 5, 2021, Constellation announced the completion of its previously disclosed sale to Vie-Del Company of certain brands used in Constellation Brands U.S. Operations, Inc.’s (“CBUSO”) concentrates and high-color concentrates business, and certain related intellectual property, inventory, goodwill, interests in certain contracts, assets, and liabilities, described in Constellation’s Current Report on Form 8-K dated June 24, 2020, filed with the United States Securities and Exchange Commission on June 29, 2020. CBUSO is a wholly-owned subsidiary of Constellation.

Following the consummation of the Wine and Spirits Transaction, on January 5, 2021, Constellation also announced the full redemption of its 3.75% Senior Notes due May 2021, for which, as of January 5, 2021, there were $500 million in aggregate principal amount of the notes outstanding.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations and business, prospects, plans and objectives of management, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.
The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that such results will in fact occur or will occur on the timetable contemplated hereby. Consummation of the previously announced Paul Masson Grande Amber Brandy transaction is subject to the satisfaction of certain closing conditions. There can be no assurance that the Paul Masson Grande Amber Brandy transaction will occur or will occur on the contemplated terms, conditions or timetable, or that Constellation will receive any incremental contingent consideration payment or any specific amount of incremental contingent consideration payment associated with the Wine and Spirits Transaction. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this Current Report on Form 8-K are subject to other risks and uncertainties, including completion of the Paul Masson Grande Amber Brandy transaction on the expected terms, conditions and timetables; actual purchase price adjustments and other actual post-closing adjustments; the actual performance of brands whose performance is relevant for determination of the incremental contingent consideration payment opportunity; the accuracy of all other projections and estimates; and other factors and uncertainties disclosed from time-to-time in Constellation Brands, Inc.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 29, 2020, which could cause actual future performance to differ from current expectations.

Item 9.01	Financial Statements and Exhibits.
For the exhibits that are furnished herewith, see the Index to Exhibits immediately following.

INDEX TO EXHIBITS

Exhibit No.	Description

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated January 5, 2021 (filed herewith).

(99.2)	News Release of Constellation Brands, Inc. dated January 5, 2021 regarding full redemption of 3.75% Senior Notes due 2021 (filed herewith).

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2021	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer